UNITED STATES
               SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C. 20549


                            FORM 8-K


                         CURRENT REPORT




Pursuant to Section 13 or 15(d) of the Securities Exchange Act of
1934



Date of Report (Date of earliest event reported):


April 2, 2003 (March 27, 2003)
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                NEW HARVEST CAPITAL CORPORATION
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     (Exact name of registrant as specified in its charter)


Delaware                         0-25824       13-3334512
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(State or other jurisdiction    (Commission   (IRS Employer
of incorporation)                File Number)  Identification No.)


225 West 37th Street, NY                             10018
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(Address of principal executive offices)          (Zip Code)


Registrant's telephone number, including area code: (212) 819-1066


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(Former name or former address, if changed since last report.)






Item 4.   Changes in Registrant's Certifying Accountant.


     On March 27, 2003, Trochiano & Daszkowski LLP ("T&D") declined to stand for reelection as our principal independent accountants to audit our financial statements for our fiscal year ending April 30, 2003. The Company was advised by T&D that T&D elected to discontinue auditing SEC accounts.

      The reports of T&D on the Company's financial statements for the past two years did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principles.

      No new principal independent accountants have yet been engaged. The engagement of new accountants will be approved by our Board of Directors and our Audit Committee.

      We had no disagreements with T&D through the date of its resignation on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to the satisfaction of T&D would have caused T&D to make reference to the subject matter of the disagreement in connection with its report.

      The Company has requested T&D to furnish it with a letter addressed to the Commission stating whether it agrees with the above statements. A copy of that letter, dated April 2, 2003, is filed as Exhibit 99 to this Form 8-K.




                            SIGNATURES
                            ----------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                 NEW HARVEST CAPITAL CORPORATION



Dated: April 2, 2003             By:/s/Joseph L. Murphy
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                                    Joseph L. Murphy, President










                          EXHIBIT INDEX
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Exhibit 99     Letter  from  Trochiano & Daszkowski  LLP  to  New
               Harvest Capital Corporation dated April 2, 2003.